SRT Property Portfolio 1 July 18, 2012 Exhibit 99.2

SRT Portfolio

SRT PORTFOLIO ASSETS (As of June 30, 2012)
TOTAL
Purchase Price $258,686,000
Current Cap Rate 8.31%
Total Rentable Square Feet 2,074,980
Occupancy (% of SF) 87.1%
Current Vacancy (SF) 274,631
Portfolio Debt $184,427,000
Total Properties 20
Additional Acreage 49.8 Acres*
Anchor Tenants
Publix, Tom Thumb (Safeway), Stater Bros., Longs Drugs,
Wal-Mart, Ralphs, Fresh & Easy
* Approximate rentable square footage that may be built is 476,000 sq. ft. depending upon use.
CURRENT PORTFOLIO
Percent of Revenues from Anchor Tenants 41.73%
Percent of Square Feet Occupied by Anchor Tenants 48.87%
Average Remaining Lease Term of Anchor Tenants 11 Years, 1 Month (2023)

SRT PORTFOLIO METRICS
TOTAL
Estimated Annual Revenue $35,159,510
Estimated Annual Net Operating Income* $21,141,367
Estimated Annual Interest Expense ($10,938,641)
Estimated Annual General Administration Expenses ($2,170,850)
Net Operating Income* after Interest Expense  +
General Administration Expenses
$8,304,181
SRT Portfolio

* Estimated Annual Net Operating Income (NOI) figures are based on 2012 Budgets and are annualized for full year operation.
EXPIRING LEASES FOR SRT PORTFOLIO (Including Visalia Marketplace)
2012 2013 2014 2015 2016+
Number of Expiring Leases 56 48 54 42 124
Expiring Lease Square Footage 110,399 110,353 111,702 150,339 1,597,629
% of Expiring Leases 6.10% 6.10% 6.20% 8.40% 73.2%

2.17%
4.03%
4.08%
4.56%
3.62%
1.09%
33.52%
46.92%
Walmart
Kroger/Ralphs
Safeway
Publix
Schnucks
Kmart
Other Credit Tenants
Other Tenants

Credit Tenants as a Percentage Revenue 4 66% of Revenue is from Credit Tenants OTHER TENANTS

TNP Strategic Retail Trust, Inc.

$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$1,096,000
$1,671,000
$1,931,000
$2,006,000
$3,521,000
Q1' 2011
Q2' 2011
Q3' 2011
Q4' 2011
Q1' 2012

Property NOI* 5 * Reconciliation of net income to net operating income can be found on the Appendix to this presentation.

SRT PAD Sale Review

LAS VEGAS STRIP
BIG LOTS!
GOLD CREST PARK
REVERE STREET
Carl's Jr.
SITE
metroPCS
SOLD
FUTURE 12,000SF RETAIL
24/7 EXPRESS
CRAIG ROAD
Popeyes CHICKEN & BISCUITS
FUTURE REGIONAL PARK SITE

Craig Promenade (North Las Vegas, Nevada)

Ralphs
Baseline Avenue
KFC
SOLD
MORNINGSIDE
MARKETPLACE
Wienerschnitzel
Chevron
CHASE
SOLD
SOLD
Cherry Avenue

Morningside Marketplace (Fontana, California)

SRT Completed PAD Sales
PROPERTY CAP RATE SALE PRICE NET PROCEEDS
REINVESTED
CAP RATE
San Jacinto
JACK IN THE BOX
6.12% $1,225,000
Reinvested in Summit
Point
7.56%
Craig Promenade
POPEYES
6.81% $1,187,000
Reinvested in Topaz
Marketplace
8.27%
Craig Promenade
CARL’S JR.
7.30% $2,015,000
Reinvested in Osceola
Village
6.18%
Morningside Marketplace
CHASE/CHEVRON
6.10% $4,098,000
$1,864,000 Proceeds
Reinvested in
Florissant Marketplace
8.38%
Morningside Marketplace
KFC
5.55% $1,200,000
$624,000 Proceeds
Reinvested in
Ensenada Square
8.92%
TOTAL $9,725,000

$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$0
230,110,000
$203,736,000
176,500,000
$155,261,000
133,400,000
$115,211,000
Q3' 2011
Q4' 2011
Q1' 2012

SRT Portfolio Value Summary Property Value Cost $10.08 NAV Per Share $10.14 $10.18 10 9 SRT PROPERTIES 11 SRT PROPERTIES 16 SRT PROPERTIES

Portfolio Management
SRT Value Added Advantages
•
Ability To Acquire Assets At Below Replacement
Cost
•
Acquisition Price Based On Existing NOI Allows
For Significant Upside Through Lease Up Of
Vacancies From
87.1%
To Stabilization
•
Sale Or Lease Of
476,000
SF Of Undeveloped
Pad Buildings On
49.8
Acres

Note: As of June 30, 2012

SRT Portfolio Summary
Property Name Rentable Sq. Ft. Occupancy
Acq. Cost
(in thousands)
CAP Rate Excess Land
Moreno Marketplace 78,321 79.4% $ 12,500 9.68%
1.74
Waianae Mall 170,275 78.2% $25,688 8.89%
--
Northgate Plaza 103,492 92.0% $8,050 10.04%
--
San Jacinto 53,777 71.6% $ 7,088 5.01%
3.62
Craig Promenade 86,395 77.2% $12,800 6.28%
4.15
Pinehurst Square East 114,292 91.6% $ 15,000 9.61%
--
Constitution Trail 199,139 73.0% $18,000 10.46%
--
BI-LO 45,817 100.0% $2,585 9.13%
28.5
Topaz Marketplace 50,319 100.0% $13,500 7.41%
0.82
Osceola Village 116,645 77.8% $21,800 5.41%
8.1
Summit Point 111,970 86.5% $18,250 6.78%
--
Morningside Marketplace 78,693 90.9% $18,050 5.57%
--
Woodland West 176,414 86.2% $13,950 9.03%
--
Ensenada Square 62,612 93.3% $5,175 8.08%
--
Shops @ Turkey Creek 16,324 100.0% $4,300 8.49%
--
Aurora Commons 89,211
92.6%
$7,000 10.11%
--
Florissant Marketplace
146,257
100.0%
$15,250
8.31% --
Willow Run
95,791
87.9%
$11,550
7.51% --
Bloomingdale Hills
78,442
100.0%
$9,300
6.75% 2.83
Visalia Marketplace
200,794
93.3%
$19,000
9.28% --
Portfolio Total 2,074,980 87.1% $258,686 8.31% 49.8

TNP Strategic Retail Trust, Inc.

✓

✓

✓

✓

fresh & easy

BIG LOTS

SKECHERS
Distribution Facility
STATER BROS

Upside Portfolio Opportunity
49.8 acres of Developable Land at No Cost
Potential to Construct 476,000 SF of New Buildings
Potential Annual Ground Lease Revenue of up to
$1,634,000
or…
Potential Annual Building Rental Revenue of up to
$7,300,000

Leasing Summary 14 2011 SQUARE FOOTAGE LEASED NEW 8,420 RENEWAL 62,952 TOTAL 71,372 2012 SQUARE FOOTAGE LEASED NEW 27,594 RENEWAL 84,512 VACATE 1,712 TOTAL 110,394 TOTAL 181,766

New Leasing – 2011 YTD
PROPERTY NAME
NEW SQUARE
FOOTAGE LEASED
CURRENT
OCCUPANCY*
Moreno Marketplace
3,060
79.4%
Pinehurst Square East
1,885
91.6%
Waianae Mall
3,475
78.2%
Total
8,420

* As of June 30, 2012

Renewal Leasing - 2011 YTD
PROPERTY NAME
SQUARE FOOTAGE
RENEWED
CURRENT
OCCUPANCY*
Waianae Mall
10,704 78.2%
Northgate Plaza
13,657 92.0%
San Jacinto
4,130 71.6%
Craig Promenade
9,000 77.2%
Pinehurst Square East
2,935 91.6%
Extensions, Options & Other
22,526
Total
62,952

* As of June 30, 2012

New Leasing – 2012 YTD
PROPERTY NAME
NEW SQUARE
FOOTAGE LEASED
CURRENT OCCUPANCY*
Moreno Marketplace
4,559
79.4%
San Jacinto Esplanade 1,184
71.6%
Craig Promenade
4,474
77.2%
Constitution Trail
14,506
73.0%
Morningside Marketplace 972
90.9%
Aurora Commons
566
92.6%
Pinehurst Square East
1,333
91.6%
Total
27,594

* As of June 30, 2012

Renewal Leasing - 2012 YTD
PROPERTY NAME SQUARE FOOTAGE RENEWED CURRENT OCCUPANCY*
Waianae Mall 23,635 78.2%
Northgate Plaza (Tucson) 11,964 92.0%
Craig Promenade
13,616 77.2%
Pinehurst Square East
16,364 91.6%
Topaz Marketplace 3,943 100%
Woodland West
8,950 86.2%
Ensenada Square 3,500 93.3%
San Jacinto Esplanade
2,540 71.6%
Total
84,512

* As of June 30, 2012

www.tnpsrt.com
SRT PROPERTY PORTFOLIO         JULY 18, 2012
SUMMARY OF RISK FACTORS
AN INVESTMENT WITH TNP STRATEGIC RETAIL TRUST, INC. INVOLVES A HIGH DEGREE OF RISK AND THERE CAN BE NO ASSURANCE THAT THE
INVESTMENT OBJECTIVES OF THIS PROGRAM WILL BE OBTAINED. AN INVESTOR SHOULD CAREFULLY CONSIDER THE RISKS DESCRIBED BELOW AND
IN CONJUNCTION WITH THE PROSPECTUS BEFORE PURCHASING OUR COMMON STOCK.
-
Viability of the sponsor.
-
We commenced operations on November 19, 2009, and therefore have a limited operating history. There is no assurance that we will be able to successfully achieve our investment objectives.
-
No public trading market exists for our shares and we are not required to effectuate a liquidity event by a certain date. As a result, it will be difficult for you to sell your shares. If you are able to sell your shares, you will likely sell them at a substantial discount.
-
The amount of any distributions we may make is uncertain. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Generally, distributions paid using offering proceeds will constitute a return of capital, meaning a return of all or a portion of your original investment. To the extent our distributions are funded from offering proceeds, we will have less funds to use for investments which may lower your overall return. All distributions paid to date have been paid with offering proceeds.
-
This is a “best effort” offering and if we are unable to raise substantial funds then we will be limited in the number and type of investments we may make.
-
We currently have a limited number of properties in our real estate portfolio. As a result, this is considered a “blind pool” offering and you will not have the opportunity to evaluate our future investments prior to purchasing shares of our common stock.
-
This is the first non-listed REIT offering sold by our dealer-manager. Our ability to raise money and achieve our investment objectives depends on the ability of our dealer manager to successfully market our offering.
-
We rely on our advisor and its affiliates for our day-to-day operations and the selection of our investments. We will pay substantial fees to our advisor, which were not determined on an arm’s-length basis.
-
Our advisor and other affiliates will face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments.
-
We are the first publicly-offered investment program sponsored by our sponsor. You should not assume that the prior performance of programs managed or sponsored by our sponsor or its affiliates will be indicative of our future performance.
-
Our use of leverage increases the risk of loss on our investments.
-
We are subject to risks generally incident to the ownership of real property.
-
Economic downturns and disruptions in financial markets could have an adverse impact on our tenants’ ability to make rental payments and the demand in retail space, result in disruptions in the commercial mortgage market and adversely effect our ability to obtain financing on favorable terms, if at all.
-
We have elected to be taxed as a REIT for federal income tax purposes. However, if we lose our tax status as a REIT, we will be subject to increased taxes which will reduce the amount of cash we have available to make distributions to our stockholders.
-
We have operated at a net loss for the last two years.
-
The methodologies used to determine the estimated value per share as of September 30, 2011, December 31, 2011 and March 31, 2012 were based upon a number of assumptions, estimates and judgments that may not be accurate or complete. The estimated value per share does not represent the fair value of our assets less liabilities in accordance with U.S.
GAAP and is not a representation or indication that: a stockholder would be able to realize the estimated share value if he or she attempts to sell shares; a stockholder would ultimately realize distributions per share equal to the estimated value per share upon liquidation of assets and settlement of our liabilities or upon a sale of our company; shares of our common stock would trade at the estimated value per share on a national securities exchange; or a third party would offer the estimated value per share in an armslength transaction to purchase all or substantially all of our shares of common stock.

www.tnpsrt.com
SRT PROPERTY PORTFOLIO         JULY 18, 2012
APPENDIX
TNP Strategic Retail Trust, Inc.
Net Income to NOI – reconciliation (in thousands)
Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012
Net Income/(Loss) $ (1,217) $ (1,804) $ (1,378) $ 6,709 $ (4,365)
General and administrative 418 566 799 389 631
Depreciation and amortization 725 913 1,259 1,487 2,100
Interest Income (1) (133) (407) (57) -
Interest expense 680 828 1,677 2,215 3,099
Income (Loss) attributable to non-controlling interests 1 136 23 (348) 212
Gain on sale of real estate - - (310) (653) -
Net income from discontinued operations - - (125) - (56)
Other extraordinary item – bargain purchase gain - - - (9,617) -
Asset management fee 80 123 (415) (1) -
Acquisition expense 410 1,042 808 1,887 1,900
NOI $1,096 $1,671 $1,931 $2,006 $3,521
Net Operating Income (NOI): Reported net income (or loss) is computed in accordance with GAAP. In contrast, net operating income
(NOI) is a non-GAAP measure consisting of the revenue and expense attributable to the real estate properties that we own and operate.
Although NOI is considered a non-GAAP measure, we present NOI on a “GAAP basis” by using property revenues and expenses calculated in accordance with GAAP. The most directly comparable GAAP measure to NOI is net income (or loss), adjusted to exclude general and administrative expense, depreciation and amortization expense, interest income, interest expense, income (and certain fees paid to affiliates loss) attributable to noncontrolling interests, gains on sale of real estate, net income from discontinued operations, other extraordinary items and certain fees paid to affiliates. We use NOI as a supplemental performance measure because, in excluding real estate depreciation and amortization expense and gains (or losses) from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that NOI will be useful to investors as a basis to compare our operating performance with that of other REITs. However, because NOI excludes depreciation and amortization expense and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI in a similar manner and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay distributions. NOI should not be used as a substitute for cash flow from operating activities computed in accordance with
GAAP.